As filed with the Securities and Exchange Commission on March 30, 2010

Securities Act Registration No. 2-27058

Investment Company Act File No. 811-1519

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 58

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36

State Farm Associates’ Funds Trust

(Exact name of Registrant as Specified in Charter)

One State Farm Plaza, Bloomington, Illinois	61710-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 447-0740

Alan Goldberg
K&L Gates LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)

☒	on April 1, 2010 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on April 1, 2006 pursuant to rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

April 1, 2010

State Farm® Associates' Funds Trust

PROSPECTUS

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com®**, click on *Mutual Funds*, and then click on *Go Green with E-delivery*.

State Farm Associates’ Funds Trust

•	State Farm Growth Fund (STFGX)
•	State Farm Balanced Fund (STFBX)
•	State Farm Interim Fund (STITX)
•	State Farm Municipal Bond Fund (STBDX)

THREE STATE FARM PLAZA

BLOOMINGTON, ILLINOIS 61791-0001

Offered to the Agents and Employees of the State Farm Insurance

Companies and their families

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS—APRIL 1, 2010

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

STATE FARM GROWTH FUND

(STFGX)

Investment Objective:    State Farm Associates’ Funds Trust Growth Fund (the “Fund” or the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.11%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.13%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$13	$42	$73	$166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund’s investments are in companies with market capitalizations of at least $1.5 billion.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

The Manager may sell securities the Fund holds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal risks of investing in the Fund

The Fund invests primarily in common stocks, which represent an equity interest (ownership) in a business and are which are subject to market risk. Stock prices may and frequently do fluctuate widely over short or extended periods in response to company, market, or economic news or events. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Periods of falling stock prices are likely to adversely affect the Fund’s net asset value, yield and total return. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 12.70%,

during the second quarter of 2009.

Worst quarter: -16.24%,

during the fourth quarter of 2008.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to changes in the Standard & Poor’s 500 Stock Index for the 1-, 5- and 10-year periods ended December 31, 2009. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Growth Fund	1 Year	5 Year	10 Year
Return Before Taxes	19.44%	3.36%	1.36%
Return After Taxes on Distributions	18.99%	2.92%	0.90%
Return After Taxes on Distributions & Sale of Fund Shares	13.14%	2.88%	1.03%
S&P 500® Index (The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies representing an unmanaged group of stocks that differs from the Fund’s investments. Unlike an investment in the Fund, a theoretical investment in the S&P 500® Index does not reflect any expenses. It is not possible to invest directly in an index. Returns of the S&P 500® Index do not reflect any deductions for taxes.)	26.46%	0.42%	-0.95%

Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager service to Growth Fund	Primary title
Paul Eckley	19 years	Senior Vice President—Investments, State Farm Mutual Automobile Insurance Company

John Concklin	14 years	Vice President—State Farm Investment Management Corp.; Vice President—Common Stocks, State Farm Mutual Automobile Insurance Company

Duncan Funk	12 years	Assistant Vice President—State Farm Investment Management Corp.; Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

STATE FARM BALANCED FUND

(STFBX)

Investment Objective:    State Farm Associates’ Funds Trust Balanced Fund (the “Fund” or the “Balanced Fund”) seeks long-term growth of principal while providing some current income.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.11%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.14%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$14	$45	$79	$179

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund. Under normal market conditions, the Fund invests approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund’s common stock investments are in companies with market capitalizations of at least $1.5 billion.

The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, including investment grade bonds issued by U.S. companies and U.S. government and agency obligations. The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund’s investments in bonds are primarily in intermediate or long-term investment grade securities. Although usually the majority of the Fund’s assets are invested in common stocks, the Fund may, for a time, choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks). In making investment decisions on specific securities, the Manager analyzes long-term industry conditions, management capabilities, and financial solvency.

Principal Risks of Investing in the Fund

The Fund usually invests a majority of its assets in common stocks which are subject to market risk. Stock prices may fluctuate widely over short or extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Periods of falling stock prices are likely to adversely affect the Fund’s net asset value, yield and total return. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

The Fund’s investments in bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that bonds will decline in value because of changes in interest rates. Generally, bonds decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 8.67%,

during the second quarter of 2003.

Worst quarter: -7.34%,

during the fourth quarter of 2008.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2009. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Balanced Fund	1 Year	5 Year	10 Year
Return Before Taxes	13.70%	4.47%	3.19%
Return After Taxes on Distributions	12.74%	3.50%	2.18%
Return After Taxes on Distributions & Sale of Fund Shares	9.17%	3.44%	2.21%
S&P 500® Index (The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.)	26.46%	0.42%	-0.95%

Barclays Capital Intermediate Gov/Credit Index (The Barclays Capital Intermediate Gov/Credit Index contains approximately 3,705 U.S. Treasury, corporate and other securities with an average maturity of about 4.51 years. The S&P 500® Index and the Barclays Capital Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses. It is not possible to invest directly in an index. Returns of the indices do not reflect any deductions for taxes.)

	5.24%	4.66%	5.93%

Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager service to Balanced Fund	Primary Title
Paul Eckley	19 years	Senior Vice President—Investments, State Farm Mutual Automobile Insurance Company

John Concklin	14 years	Vice President—State Farm Investment Management Corp.; Vice President—Common Stocks, State Farm Mutual Automobile Insurance Company

Donald Heltner	7 years	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company

Duncan Funk	12 years	Assistant Vice President—State Farm Investment Management Corp.; Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

STATE FARM INTERIM FUND

(STITX)

Investment Objective:    State Farm Associates’ Funds Trust Interim Fund (the “Fund” or the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.12%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.16%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in high quality debt securities with short- and intermediate-term maturities, including:

•	U.S. government and agency obligations,

•	high quality corporate obligations, and

•	high quality commercial paper and other money market instruments.

State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, typically distributes the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may purchase securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting credit analyses of the issuers. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.

Principal risks of investing in the Fund

The chief risks of investing in the Fund are interest rate risk, credit risk and inflation risk. The Fund is not a money market fund, and the Fund does not attempt to maintain a stable net asset value like a money market fund.

Interest rate risk is the risk that the Fund’s investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Manager tries to limit credit risk by investing in high quality securities.

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You can lose money by investing in the Fund.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 4.38%,

during the third quarter of 2002.

Worst quarter: -1.78%,

during the second quarter of 2004.

The table below shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2009. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Interim Fund	1 Year	5 Year	10 Year
Return Before Taxes	0.44%	4.18%	4.94%
Return After Taxes on Distributions	-0.49%	2.95%	3.40%
Return After Taxes on Distribution & Sale of Fund Shares	0.28%	2.85%	3.30%
Barclays Capital 1-5 Year U.S. Treasury Index (The Barclays Capital 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the Fund’s investment. Unlike an investment in the Fund, a theoretical investment in an index does not reflect any expenses. It is not possible to invest directly in an index. Returns of the Barclays Capital 1-5 Year U.S. Treasury Index do not reflect any deductions for taxes. The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.)	0.19%	4.40%	5.01%

Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager service to Balanced Fund	Primary Title
Donald Heltner	7 years	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company

Duncan Funk	12 years	Assistant Vice President—State Farm Investment Management Corp.; Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

STATE FARM MUNICIPAL BOND FUND

(STBDX)

Investment Objective:    The State Farm Associates’ Funds Trust Municipal Bond Fund (the “Fund” or the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.12%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.16%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 Year	After 3 Years	After 5 Years	After 10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax and, at the present time, the Fund does not intend to purchase municipal obligations that are subject to federal alternative minimum tax unless these bonds provide greater potential for return on an after-tax basis than other alternatives.

The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), meaning that up to 30% of the Fund’s total assets may be invested in medium and lower-quality bonds.

The Manager frequently will hold individual municipal bonds within the Fund for a long period of time, possibly until the bond matures or until it is called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund to affect the average maturity of municipal bonds within the Fund or if the bond’s credit risk increases significantly.

Principal risks of Investing in the Fund

The chief risks of investing in the Fund are interest rate risk, credit risk, and inflation risk, and you can lose money by investing in the Fund.

Interest rate risk is the risk that the Fund’s investments will decline in value because of changes in interest rates. Generally, debt securities decrease in value when interest rates rise and increase in value when interest rates fall.

Credit risk is the risk that an issuer of a bond may become unable to meet its obligation to pay interest on the bond, or repay principal. The Fund tries to limit credit risk by investing most of its assets in high grade municipal bonds, but may invest up to 30% of its total assets in medium and lower-quality bonds.

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 4.51%,

during the fourth quarter of 2008.

Worst quarter: -2.08%,

during the second quarter of 2004.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2009. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Municipal Bond Fund	1 Year	5 Year	10 Year
Return Before Taxes	8.46%	4.50%	5.48%
Return After Taxes on Distributions	8.42%	4.47%	5.45%
Return After Taxes on Distribution & Sale of Fund Shares	7.11%	4.47%	5.37%

Barclays Capital Municipal Bond Index (The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index differs from the Fund’s investments. Unlike an investment in the Municipal Bond Fund, a theoretical investment in an index does not reflect any expenses. It is not possible to invest directly in an index. Returns of the Barclays Capital Municipal Bond Index do not reflect any deductions for taxes.)

	12.91%	4.32%	5.75%

Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Portfolio Manager service to Balanced Fund	Primary Title
Donald Heltner	7 years	Vice President—State Farm Investment Management Corp.; Vice President—Fixed Income, State Farm Mutual Automobile Insurance Company

Robert Reardon	12 years	Assistant Vice President—State Farm Investment Management Corp.; Investment Officer—Fixed Income, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. The Municipal Bond Fund will provide you annually with state-by-state sources of its income.

HOW THE FUNDS INVEST

General.    Each Fund has its own investment objective. The Board of Trustees of State Farm Associates’ Fund Trust (the “Trust”) may change those investment objectives without a vote of the Trust’s shareholders.

Growth Fund

Common Stocks.    The Growth Fund invests most of its assets in common stocks and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, but may also consider a stock’s potential to generate growth in income. Although there is no restriction on the size of the companies in which the Growth Fund may invest, ordinarily most of the Fund’s investments are in companies with market capitalizations of at least $1.5 billion.

Short-term Investments.    Under ordinary circumstances, the Fund is substantially invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Foreign Stocks.    The Growth Fund may not invest more than 20% of the market value of its total assets (at the time of investment) in foreign securities which are not publicly traded in the United States, including foreign securities issued by companies located in emerging market countries. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

Balanced Fund

The Balanced Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

Common Stocks.    The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Fund invests in common stocks that the Manager believes have the potential for long-term capital gain. The income provided by common stocks is usually incidental to their selection. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund’s common stock investments are in companies with market capitalizations of at least $1.5 billion.

Fixed Income Securities.    The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund’s investments in bonds are primarily in intermediate or long term investment grade securities. Although the majority of the Fund’s assets usually are invested in common stocks, the Fund may, for a time, choose to invest as much as 75% of its total assets in fixed income securities, including short-term fixed-income securities.

In choosing bonds for the Fund, the Manager looks for issuers that it believes will be able to meet their obligations promptly, even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

The Fund invests in debt securities rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody’s or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody’s have speculative characteristics, and are commonly referred to as “junk bonds” and present a higher degree of credit risk. For more information, see “Description of Bond Ratings” in the Statement of Additional Information (“SAI”).

Short-term Investments.    For the equity portion of the Balanced Fund, the Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the equity portion of the Balanced Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, this portion of the Fund may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Foreign Stocks.    Like the Growth Fund, the Balanced Fund may not invest more than 20% of the market value of its total assets (at the time of investment) in foreign securities which are not publicly traded in the United States, including foreign securities issued by companies located in emerging markets. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments.

The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

Interim Fund

The Interim Fund invests in high grade debt securities with short- and intermediate-term maturities.

Quality.    The Fund invests in the following types of securities:

•

Obligations of or guarantees by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

•	Corporate debt securities that Moody’s or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

•	Commercial paper and other money market instruments that Moody’s rates Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager will consider the reasons for the loss or change of the rating in determining whether or not to sell that security.

Maturity.    The Interim Fund’s investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund’s holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.

The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if, in its judgment, a higher average yield over time will result from investing in issues with longer maturities.

The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio. Usually, the Manager will sell securities that produce the least amount of capital gains.

Short-term Investments.    The Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

Municipal Bond Fund

The Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.

States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these types of bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax unless these bonds provide greater potential for return on an after-tax basis than other alternatives.

The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The Manager frequently will hold individual municipal bonds within the Fund for a long period of time, possibly until the bond matures or until it is called. The Fund may sell a bond when the proportion of bonds with longer maturities is reduced in anticipation of a bond market decline (a result of rising interest rates), or increased in anticipation of a bond market rise (resulting from a decline in interest rates). The Manager may also sell a bond for the Fund to affect the average maturity of municipal bonds within the Fund or if the bond’s credit risk increases significantly.

Quality.    Under ordinary circumstances at least 70% of the Fund’s total assets will consist of municipal bonds rated A or better by Moody’s or S&P, money market securities and cash. Up to 30% of the Fund’s total assets may be invested in municipal bonds that are unrated or rated less than A by Moody’s or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody’s have speculative characteristics, and are commonly referred to as “junk bonds” and present a higher degree of credit risk. For more information, see “Description of Bond Ratings” in the Statement of Additional Information.

Maturity.    The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years.

Short-term Investments.    The Fund will hold assets not invested in municipal bonds as cash or invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund’s assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the SAI.

MORE INFORMATION ON RISKS

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds.

Management Risk.    The Manager’s assessment of the securities to be purchased or sold by a Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

Market Risk.    The Growth Fund and Balanced Fund are subject to the market risk that always comes with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

Foreign Investing.    The Growth Fund and Balanced Fund have the ability to invest up to 20% of their total assets in foreign equity securities and depositary receipts. Some risks of investing in foreign securities include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls or enact other policies that could affect investment in these nations.

Foreign securities issued by companies located in emerging market countries may present heightened foreign investing risks compared to investing in foreign securities issued by companies in more developed foreign markets. Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Smaller Company Size Risk.    The Growth Fund’s and Balanced Fund’s investment in securities with market capitalizations of less than $5 billion presents risks that may be greater than investments in securities with market capitalization of greater than $5 billion. The securities of smaller capitalization companies are often more difficult to value, more difficult to obtain information about and more volatile than stocks of larger, more established companies. In addition, the markets for a Fund’s investments may not be actively traded, which increases the risk that the Manager may have difficulty selling securities of smaller capitalization companies the Growth Fund and Balanced Fund hold.

Interest Rate Risk and Call Risk.    An investment in the Interim Fund or Municipal Bond Fund is subject to interest rate risk and call risk, as is an investment in the Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of a Fund’s portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund’s portfolio, the greater its interest rate risk. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

Credit Risk.    The bond investments of the Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk—the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.

Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy. The Balanced Fund, Interim Fund and Municipal Bond Fund may invest in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (or “Fannie Mae”) and the Federal National Mortgage Association (“FNMA” or “Freddie Mac”), which are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. No assurances can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

Income Risk.    Income risk is the risk that the income from a Fund’s bond investments will decline because of falling market interest rates. This risk applies to investments in the Balanced Fund, Interim Fund and Municipal Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. Inflation risk applies particularly to fixed-income investments, like those of the Interim Fund, Municipal Bond Fund and the bond component of the Balanced Fund.

Liquidity Risk.    The Manager may have difficulty selling securities the Funds hold at the time it would like to sell, and at the value the Fund has placed on those securities.

Municipal Bond Risk.    The Municipal Bond Fund invests in municipal securities, the value of which can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, health care or transportation), conditions in those sectors can affect the overall municipal market. Additionally, some municipal securities are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continuing ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant, and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Municipal Bond Fund shares represented by such insured obligation.

HOW TO BUY FUND SHARES

Who May Invest

Shares of the Funds may be purchased if:

You are a current or retired agent or employee of the State Farm Insurance Companies or a family member of such a person.

“Family member” is defined as:

“Immediate”

•	spouse, which means the person to whom the employee, agent or retiree is legally married under the laws of the state in which the employee, agent or retiree resides.

•	parents

•	step-parents

•	children:

•	natural born children

•	step-children

•	court appointed foster children

•	legally adopted children

“Extended”

•	grandparents

•	step-grandparents

•	great grandparents

•	step-great grandparents

•	grandchildren

•	step-grandchildren

•	great grandchildren

•	step-great grandchildren

If you are an eligible investor as an “Immediate” family member of a current or retired agent or employee of the State Farm Insurance Companies and if that person dies, you continue to be a person who can establish new registrations in Fund shares and who can add to established registrations.

If you are an eligible investor as an “Extended” family member of a current or retired agent or employee of the State Farm Insurance Companies and if that person dies, you may no longer establish new registrations in Fund shares.

If you are a Fund shareowner who is unable to establish new registrations, you may nevertheless maintain and add to your established registration(s).

If you acquired your Fund shares because another shareowner transferred those shares to you and if you are otherwise ineligible to invest in Fund shares, you will be allowed to maintain your account. However, in these circumstances, you may not add to your account and you may not establish new registrations.

You are an Independent Trustee currently serving on the Trust’s Board of Trustees.

Only State Farm Agents may purchase shares of the Funds as an investment for their employer-sponsored retirement plans. When this occurs, shares of the Funds may be purchased by or on behalf of participating employees under the State Farm Agent’s employer-sponsored retirement plan. If you have a State Farm Funds IRA into which SEP contributions are made by your employer agent, you may also make traditional or rollover IRA contributions into that account.

Minimum Investments

To open an account by check:	$250 (per fund)
To open an account by payroll deduction:	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing:	$50 (per fund)
Subsequent investments by payroll deduction:	$50 (per fund)

The above minimum investment amounts do not apply to SEP IRAs, SIMPLE IRAs or accounts held under other employer-sponsored qualified retirement plans.

How to Buy

You may buy shares of any of the Funds by sending a written order, by telephone, by automatic investment, by exchanging from another of the Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.

You may make subsequent investments at any time by mailing a check to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548, along with the detachable investment slip found at the top of your confirmation statement, or by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for any additional information related to buying shares.

By the Internet.    Visit our web site at www.statefarm.com™, and click on the “Mutual Funds” link. If you would like to add to your existing account, follow the instructions presented on the screen.

If you would like to open an account, visit the “Opening an Account” page on the State Farm intranet website at http://intranet.opr.statefarm.org/finmf/openaccount.htm and download an account packet. Complete the Application and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

In Writing.    To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to “State Farm Mutual Funds,” a properly completed ACH authorization, and/or an authorization for payroll deduction.

By Telephone.    To make a telephone investment, call 1-800-447-0740. Fund shares can be purchased by directing the Fund to make an electronic withdrawal from your predesignated bank account. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner(s) and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548.

Further documentation may be required for corporations, partnerships, trusts and other entities.

By establishing bank instructions on the Mutual Fund account, it authorizes the Manager to act upon an instruction by telephone to purchase shares for any account for which the bank instructions apply. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone purchase transaction.

During periods of volatile economic and market conditions, you may have difficulty making a purchase request by telephone, in which case you should consider sending in your request by letter.

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

By Payroll Deduction.    If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application or by completing an Investor Account Services Form.

You may authorize, change or cancel your payroll deduction by completing and signing the Investor Account Services Form and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter, phone or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

By Automatic Investing.    The automatic investment plan allows you to make recurring investments in a Fund through automatic transfers from your bank account. To participate in the automatic investment plan, complete the pertinent section of the Application or complete an Investor Account Services Form, which you can obtain by calling
1-800-447-0740. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Until you meet the $250 initial investment minimum per Fund, a monthly $50 per fund investment is required. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by writing the Manager or by calling 1-800-447-0740.

General Policies on Buying Shares

•

Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund’s net asset value next determined after the Manager receives purchase instructions from you in good order. If the Manager determines that the purchase instructions are not in good order, the Manager will contact you to obtain the missing information and/or the missing documents necessary to make the purchase instructions complete and in good order. The Manager will not process your purchase of Fund shares until it has received purchase instructions from you in good order.

•

Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. For all accounts except for tax-qualified accounts, you may, however, at any time, request in writing or by calling 1-800-447-0740 to have your income dividends and capital gain distributions paid to you in cash. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

•	Stock certificates are not issued.

•

The Manager will send to you by mail a confirmation of each transaction, other than purchases by payroll deduction and by the automatic investment plan method. You will receive confirmation of your purchases by payroll deduction and by the automatic investment plan method promptly after the end of each calendar quarter.

•

Each Fund reserves the right, at its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

•	A Fund will not accept third party checks unless a company affiliated with the Manager issues the check.

•

To invest in any Fund, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS).

Purchase Blocking Policy

The Funds reserve the right to reject any purchase order for any reason. The Funds are not designed to serve as a vehicle for frequent trading, including frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds have determined could involve actual or potential harm to a Fund, may be rejected. Frequent trading of Fund shares may lead to increased costs to a Fund and less efficient management of a Fund’s portfolio, resulting in dilution of the value of the shares held by long term shareholders.

The Trust’s Board of Trustees has approved policies and procedures with respect to frequent purchases and redemptions of Fund shares. Under the Trust’s “Purchase Blocking Policy,” any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $2,500 or more from a Fund (other than the Interim Fund) will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. The Funds will work with intermediaries to develop such procedures or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the Funds’ purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	Systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase

•	Employer sponsored retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system

•	Purchase transactions involving external transfers of assets and external rollovers

•	Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Notwithstanding the Fund’s purchase blocking policy, all transactions in Fund shares remain subject to the Fund’s right to restrict potentially abusive trading generally (including the types of transaction described above that will not be prevented or trigger a purchase block under the policy). See the Statement of Additional Information about how the Funds may address other potentially abusive trading activity in the Funds.

Inquiring About Transactions

You should review your confirmation statements thoroughly when received. State Farm and its affiliated companies employ reasonable procedures to ensure the proper and accurate execution of all transactions. In the event you believe a transaction has occurred on your account in error, you must notify State Farm via telephone or in writing within 30 days of receipt of your quarterly account statement of any error.

Share Price

In accordance with federal securities laws, each Fund buys and sells its shares each day at the net asset value (“NAV”) per share. A Fund’s NAV per share is the value of a single share. It is computed by totaling the Fund’s investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The NAV of each Fund is computed daily at the close of regular session trading on the New York Stock Exchange (“NYSE”). The close of trading is usually 3:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued by a method that the Board of Trustees believes will reflect a fair value. Fair value pricing typically is used when trading for a portfolio security is halted during the day and did not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities may also be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to incorporate all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities—traded primarily on foreign exchanges—a Fund’s share price may change on days when the Fund is not open for purchase or sale.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above. The Manager and State Farm VP Management Corp., the Trust’s distributor, implement the Funds’ anti-money laundering program and have appointed an anti-money laundering compliance officer.

EXCESSIVE TRADING

Excessive Trading

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

Market Timing

A type of short-term investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short-term basis, in anticipation of short-term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund’s other shareholders; interference with the efficient management of the Fund’s portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

•	Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

•

The Growth Fund, Balanced Fund and Municipal Bond Fund restrict purchases made shortly after redemption. For further details, see “Purchase Blocking Policy” in the “How to Buy Fund Shares” section of this prospectus.

HOW TO EXCHANGE FUND SHARES

Fund shares may be exchanged as follows:

By the Internet.    You can exchange shares of one Fund for another through the State Farm web site at www.statefarm.com. Just click on the “Mutual Funds” link at that site and follow the instructions presented on the screen.

In Writing.    A written exchange request must be signed by all of the owners of the account, must be sent to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 and must clearly indicate your account number, account registration and the Fund name and the number of shares or the dollar amount you wish to exchange.

By Telephone.    The Telephone Exchange Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Exchange Privilege, you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing shares by giving the Fund’s name and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

The Manager and the Funds will employ reasonable procedures, including recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However the Funds, the Manager, and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction.

The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

Each Fund reserves the right at any time to suspend, limit, modify or terminate the Telephone Exchange Privilege, but will not do so without giving shareowners at least 30 days’ prior written notice.

General Policies on Exchanging Shares

Because excessive exchanges can disrupt management of a Fund and increase the Fund’s cost for all shareowners, the Trust places certain limits on the exchange privilege.

•

The Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

•

An exchange will be effective on the day your request is received by the Manager before the Funds calculate their NAVs on that day; a request received after the time the NAVs are calculated will be effective at the next calculated NAV.

The following applies to persons who own Fund shares through a qualified retirement plan:

•

Persons who own Fund shares through a qualified retirement plan, such as a 401(k) plan, should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

•	You have to meet the minimum investment requirement of the Fund into which you are exchanging.

•	You can only exchange shares if the Fund has received good payment for those shares.

•	An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

•	Before making an exchange, please read the description of the Fund to be purchased.

•	The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

HOW TO REDEEM FUND SHARES

You may redeem shares of a Fund by sending a written request, by telephone, by fax, by using our systematic withdrawal program or by exchanging into another Fund. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to redeem Fund shares.

By The Internet.    Visit the State Farm website at www.statefarm.com, click on the “Mutual Funds” link, and follow the instructions presented on the screen.

By Written Request.    You may redeem all or any portion of your shares by sending a written request to:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

If you request a redemption of more than $100,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under “Signature Guarantee.”

If you give specific instructions in your written redemption request, and your signature is guaranteed as described under “Signature Guarantee,” you may have the proceeds sent to another payee or to an address other than the address of record.

By Telephone Redemption.    The Telephone Redemption Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account. For redemption proceeds to be delivered electronically, customer bank account information must be established on the Mutual Fund account. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner(s) and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548.

Further documentation may be required for corporations, partnerships, trusts and other entities.

You cannot redeem shares by telephone if you hold stock certificates for those shares. If you currently do not have the Telephone Redemption Privilege but would like to sign up for this privilege, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be witnessed by a notary public. Further documentation may be required from corporations, partnerships, trusts and other entities.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider sending in your request by letter or by fax.

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions if the caller requests that the call not be recorded.

The Telephone Redemption Privilege authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which the Telephone Redemption Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner’s address of record or electronically transferred to a pre-designated bank account.

By Fax.    You can also request a redemption by faxing your request to the Manager at (816) 471-4832. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.

Systematic Withdrawal Program.    If you own $5,000 or more of a Fund’s shares at the current NAV, you may have a specified dollar amount of $100 or greater withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly, semi- annual or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a non-business day, the transaction will be processed on the previous business day, unless the day selected falls on the 1st day of the period.

•	Example 1: If you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th.

•

Example 2: If you choose to have your withdrawal on the 1st of each month and the 1st falls on a Saturday during a particular month, the transaction will be processed on the 3rd since this would be the 1st business day during that period.

To redeem shares through a systematic withdrawal plan, you need to complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-0740, if you have Telephone Redemption Privileges.

You will not be permitted to purchase shares by payroll deduction if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days’ notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the following address:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

General Redemption Policies:

•	Each Fund will redeem shares at the Fund’s NAV next determined after receipt by the Fund of a proper request for redemption.

•

The Fund generally will redeem shares in cash (by check or electronic transfer). Redemptions of more than $500,000 during any 90-day period by one shareowner will normally be paid in cash, but may be paid in whole or in part by a distribution in kind of securities. If a redemption is paid in kind, the redeeming shareowner may incur brokerage fees in selling the securities received.

•

Payment for shares redeemed will be mailed to the shareowner(s) address of record or electronically transferred to the shareowner’s pre-designated bank account within seven days after the Fund receives a redemption request, either in writing, by facsimile, or by telephone, in proper form (including stock certificates, if any). If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify that payment of the purchase price for the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A Fund will not delay paying redemption proceeds under this policy beyond a period that ends 15 days after you purchased the shares that are being redeemed.

•

You may change your address of record by calling 1-800-447-0740, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change by telephone, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request.

•	If your redemption proceeds are paid to you by check and you request expedited delivery of the redemption proceeds, a fee of $15.00 will be deducted from your redemption proceeds.

•	For IRA withdrawals, a shareowner should complete the Distribution Request Form which can be obtained by calling 1-800-447-0740.

•

If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or through the wire transfer method, whichever you choose. With the ACH method, the redemption proceeds will usually be deposited in your pre-designated bank account within two or three days after the processing of the redemption request. With the wire transfer method, the redemption proceeds will usually be deposited in your pre-designated bank account on the next business day after receipt of the redemption request. If you choose electronic deposit of your proceeds using the wire transfer method, the Manager will charge you a $15.00 fee, and this fee will be subtracted from your redemption proceeds. There currently is no charge for electronic transfer of redemption proceeds using the ACH method. Your bank may charge additional fees for electronic transfers you initiate. The wire transfer method is not available to shareowners participating in the systematic withdrawal program. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner(s) and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548.

Further documentation may be required for corporations, partnerships, trusts and other entities.

•

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any condition prescribed in (b) through (d) exists.

•	Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner.

Account Closure and Account Fee

The following policies apply to any shareowner who meets the below conditions:

•

If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the second business day of November, the Fund may redeem the shares in such account (with such redemption to occur on the same business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that as of the second business day of November have been open for less than 12 months. Accounts closed under this policy may be reopened with an initial investment of $250 per Fund. The Manager may waive redemption and closure of an account under this policy, in its discretion.

•

Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $5,000 will be charged an account fee of $10.00 for the quarter. We will deduct the account fee from the account on the second business day of the last month of the calendar quarter. The account fee will not apply to accounts that as of the second business day of the last month of the calendar quarter were open for less than 12 months. The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either:

•

on the written request for redemption that exceeds $100,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

•	on a separate “stock power,” an instrument of assignment which should specify the total number of shares to be redeemed (this stock power may be obtained from most banks and stockbrokers);

•	on the back of each stock certificate tendered for redemption;

•	if you request that a redemption check be made payable to anyone other than the shareholders(s) of record;

•	if you request that a redemption check be mailed to an address other than the address of record; or

•

If you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by John & Mary Doe to an account owned by Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

The Funds will waive the requirement for a signature guarantee if:

•

you request to redeem shares in your account and reinvest the proceeds into a product sold by State Farm VP Management Corp. or into a product sponsored by a company that controls, is controlled by or is under common control with State Farm VP Management Corp. For this exception to apply, the product into which you are reinvesting redemption proceeds must have an account registration identical to the registration of your Fund account; or

•

you are requesting to transfer assets held in a State Farm Traditional IRA, Roth IRA, or Coverdell Education Savings Account to another custodian that is a member of the National Securities Clearing Corporation (NSCC) and subscribes to NSCC’s transfer of retirement asset service.

MANAGEMENT OF THE FUNDS

State Farm Investment Management Corp., Three State Farm Plaza, Bloomington, Illinois 61791-0001, is the investment adviser to the Funds and manages each Fund’s business and affairs, subject to the overall supervision of the Board of Trustees. Since 1967, the Manager’s sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. From 1967-2000, the Manager also served as principal underwriter to the Funds.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement with State Farm Investment Management Corp. is available in the State Farm Associates’ Funds Trust Annual Report for the 12-month period ended November 30, 2009.

For its services, the Manager receives a fee from each Fund based upon that Fund’s average daily net assets. The fee is accrued daily and for the fiscal year ended November 30, 2009, were paid to the Manager at the following annual rates:

Growth Fund	0.11%
Balanced Fund	0.11%
Interim Fund	0.12%
Municipal Bond Fund	0.12%

Each Fund employs a team approach to management. Each team makes advisory decisions for the Funds, subject to the oversight of the Board of Trustees of the Trust.

PORTFOLIO MANAGERS

The Funds are managed by portfolio management teams.

Growth Fund

Paul Eckley and John Concklin are the portfolio managers primarily responsible for the day-to-day management of the Growth Fund. Mr. Eckley, Senior Vice President—Investments at State Farm Mutual Automobile Insurance Company, has been associated with the Growth Fund since 1991. Mr. Concklin, Vice President—Common Stocks at State Farm Mutual Automobile Insurance Company, has been associated with the Growth Fund since 1996. Duncan Funk, Investment Officer—Fixed Income at State Farm Mutual Automobile Insurance Company, has managed the short term fixed income assets of the Growth Fund since 1998. Over the past five years, Messrs. Eckley and Concklin have been involved in all aspects of managing equity portfolios and Mr. Funk has been involved in all aspects of managing taxable fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Growth Fund invests primarily in common stock; however, it may also invest in short-term obligations and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin’s role on the management team includes selecting equity securities for purchase and sale, conducting equity research, reviewing research data, and maintaining investment policies. Mr. Funk’s role on the management team includes selecting short term fixed income securities for the Fund’s liquidity needs.

Balanced Fund

Paul Eckley, John Concklin, Donald Heltner and Duncan Funk are responsible for the day-to-day management of the Balanced Fund. Messrs. Eckley and Concklin have been associated with the Balanced Fund since 1991 and 1985, respectively. Mr. Heltner, Vice President—Fixed Income at State Farm Mutual Automobile Insurance Company, and Mr. Funk have been associated with the Balanced Fund since 2003 and 1998, respectively. Over the past five years, Mr. Heltner has been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Balanced Fund invests in both common stocks and bonds and, consequently, has portfolio managers with separate and distinct roles. Messrs. Eckley and Concklin are primarily responsible for managing the common stock investments of the Balanced Fund. Their roles on the Balanced Fund management team are the same as identified for the Growth Fund.

Messrs. Heltner and Funk are primarily responsible for managing the bond investments of the Balanced Fund. Messrs. Heltner and Funk generally have different roles on the Balanced Fund management team. Mr. Heltner’s role on the management team includes overseeing the process for buying and selling fixed income securities and maintaining investment policies. Mr. Funk’s role on the management team includes selecting fixed income securities for purchase and sale, conducting fixed income research, and reviewing financial data and research reports.

Interim Fund

Donald Heltner and Duncan Funk are the portfolio managers responsible for the day-to-day management of the Interim Fund. Messrs. Heltner and Funk have been associated with the Interim Fund since 2003 and 1998, respectively. Messrs. Heltner and Funk generally have different roles on the Interim Fund management team.

The Interim Fund invests in fixed income securities. Messrs. Heltner and Funk’s roles on the Interim Fund management team are the same as identified for the Balanced Fund.

Municipal Bond Fund

Donald Heltner and Robert Reardon are the portfolio managers primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Heltner has been associated with the Municipal Bond Fund since 2003. Mr. Reardon, Investment Officer—Fixed Income at State Farm Mutual Automobile Insurance Company, has been associated with the Municipal Bond Fund since 1998. Over the past five years, Mr. Reardon has been involved in all aspects of managing tax advantaged fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

Messrs. Heltner and Reardon generally have different roles on the Municipal Bond Fund management team. Mr. Heltner’s role on the Municipal Bond Fund management team is the same as identified for the Balanced and Interim Fund. Mr. Reardon’s role on the Municipal Bond Fund management team includes selecting municipal securities for purchase and sale, conducting municipal research, and reviewing financial data and research reports.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Growth Fund and Balanced Fund declare and pay dividends, and capital gain distributions, if any, at least annually.

The Interim Fund and Municipal Bond Fund declare dividends daily and pay them monthly on the last business day of the month. Shares of the Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. The Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, at least annually.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.

All dividends and capital gains distributions from a Fund held in a tax-qualified account must be reinvested in shares of that Fund on the reinvestment date.

Taxes On Distributions.    Distributions from each Fund, other than the Municipal Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. If you fail to certify your social security or taxpayer identification number, the IRS can require a Fund to withhold 28% of your taxable distributions and redemptions.

The dividends from the Municipal Bond Fund will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. The Municipal Bond Fund will provide you annually with state-by-state sources of its income.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31 of the prior year.

For federal income tax purposes, a Fund’s income and short-term capital gain distributions are taxable to you as dividends; long- term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain distribution as short-term versus long-term depends on the length of time that the Fund held the asset it sold.

A portion of the Growth Fund’s and the Balanced Fund’s ordinary dividends may constitute “qualified dividends” which, for individual shareholders who meet a minimum holding period, are taxed at long-term capital gain rates.

By mid-February, each of your Funds will send you and the IRS a statement—called Form 1099-DIV showing the total amount of all taxable distributions you received in the previous calendar year.

Taxes On Transactions.    When you redeem shares, you will realize a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. By mid-February any Fund, the shares of which you sold or exchanged in the prior year, will send you and the IRS a Form 1099-B reporting the total amount of sales proceeds you received or realized upon each sale or exchange. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

A redemption or an exchange of Fund shares is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss equals the difference between the net asset value of the shares redeemed or exchanged and their cost basis.

Taxes for Tax-Qualified Accounts.    Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they begin taking distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund’s tax consequences that is specific to you.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the November 30, 2009 annual report. The annual report may be obtained from the Funds upon request without charge.

Per Share Income and Capital Changes (For a share outstanding throughout each year):

GROWTH FUND

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$42.27	$63.49	$56.98	$50.06	$47.79

Income from Investment Operations

Net investment income(a)	$1.14	$1.29	$1.20	$1.10	$0.94

Net gain or (loss) on investments (both realized and unrealized)	$7.05	$(19.12)	$6.48	$6.83	$2.37

Total from investment operations	$8.19	$(17.83)	$7.68	$7.93	$3.31

Less Distributions

Net investment income	$(1.23)	$(1.31)	$(1.17)	$(1.01)	$(1.04)

Net realized gain	—	$(2.08)	—	—	—

Total distributions	$(1.23)	$(3.39)	$(1.17)	$(1.01)	$(1.04)

Net asset value, end of year	$49.23	$42.27	$63.49	$56.98	$50.06

Total Return	19.92%	(29.57%)	13.65%	16.07%	7.04%

Ratios/Supplemental Data

Net assets, end of year (millions)	$2,981.1	$2,562.9	$3,801.4	$3,447.9	$3,071.1

Ratio of expenses to average net assets	0.13%	0.12%	0.12%	0.12%	0.12%

Ratio of net investment income to average net assets	2.71%	2.35%	2.00%	2.07%	1.93%

Portfolio turnover rate	1%	2%	4%	2%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

BALANCED FUND

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$46.64	$60.45	$55.94	$51.07	$50.30

Income from Investment Operations

Net investment income(a)	$1.64	$1.83	$1.76	$1.66	$1.53

Net gain or (loss) on investments (both realized and unrealized)	$5.67	$(12.05)	$4.52	$4.78	$0.82

Total from investment operations	$7.31	$(10.22)	$6.28	$6.44	$2.35

Less Distributions

Net investment income	$(1.78)	$(1.85)	$(1.72)	$(1.57)	$(1.58)

Net realized gain(b)	—	$(1.74)	$(0.05)	—	—

Total distributions	$(1.78)	$(3.59)	$(1.77)	$(1.57)	$(1.58)

Net asset value, end of year	$52.17	$46.64	$60.45	$55.94	$51.07

Total Return	16.17%	(17.88%)	11.49%	12.91%	4.79	%(c)

Ratios/Supplemental Data

Net assets, end of year (millions)	$1,202.7	$1,052.8	$1,339.6	$1,234.5	$1,124.1

Ratio of expenses to average net assets	0.14%	0.13%	0.13%	0.13%	0.14%

Ratio of net investment income to average net assets	3.48%	3.36%	3.06%	3.13%	3.04%

Portfolio turnover rate	1%	4%	9%	4%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share for the year ended November 30, 2009.
(c)	Based upon net asset value of $50.30, as of November 30, 2004 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30, 2004). For shareholder purchases and redemptions on November 30, 2004, the net asset value was $50.31, which caused the total return for the year ended November 30, 2005 to be equivalent to 4.76%.

INTERIM FUND

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$10.30	$9.94	$9.64	$9.59	$9.81

Income from Investment Operations

Net investment income	$0.28	$0.33	$0.37	$0.35	$0.35

Net gain or (loss) on investments (both realized and unrealized)	$0.01	$0.36	$0.30	$0.05	$(0.22)

Total from investment operations	$0.29	$0.69	$0.67	$0.40	$0.13

Less Distributions

Net investment income	$(0.28)	$(0.33)	$(0.37)	$(0.35)	$(0.35)

Total distributions	$(0.28)	$(0.33)	$(0.37)	$(0.35)	$(0.35)

Net asset value, end of year	$10.31	$10.30	$9.94	$9.64	$9.59

Total Return	2.81%	7.09%	7.13%	4.30%	1.34%

Ratios/Supplemental Data

Net assets, end of year (millions)	$348.3	$328.8	$226.7	$181.1	$185.5

Ratio of expenses to average net assets	0.16%	0.17%	0.18%	0.19%	0.19%

Ratio of net investment income to average net assets	2.68%	3.28%	3.83%	3.71%	3.60%

Portfolio turnover rate	11%	16%	18%	15%	11%

MUNICIPAL BOND FUND

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.16	$8.43	$8.48	$8.47	$8.65

Income from Investment Operations

Net investment income	$0.37	$0.36	$0.37	$0.38	$0.38

Net gain or (loss) on investments (both realized and unrealized)	$0.56	$(0.25)	$(0.05)	$0.01	$(0.18)

Total from investment operations	$0.93	$0.11	$0.32	$0.39	$0.20

Less Distributions

Net investment income	$(0.37)	$(0.36)	$(0.37)	$(0.38)	$(0.38)

Net realized gain(a)	$(0.02)	$(0.02)	—	—	—

Total distributions	$0.39	$(0.38)	$(0.37)	$(0.38)	$(0.38)

Net asset value, end of year	$8.70	$8.16	$8.43	$8.48	$8.47

Total Return	11.53%	1.30%	3.91%	4.73%	2.33%

Ratios/Supplemental Data

Net assets, end of year (millions)	$544.5	$478.6	$465.7	$450.8	$444.8

Ratio of expenses to average net assets	0.16%	0.15%	0.15%	0.15%	0.15%

Ratio of net investment income to average net assets	4.27%	4.35%	4.41%	4.46%	4.41%

Portfolio turnover rate	9%	16%	13%	6%	5%

(a)	Distributions represent less than $0.01 per share for the years ended November 30, 2007 and November 30, 2006.

We reduce the number of duplicate prospectuses, annual and semi-annual reports and proxy statements you receive by sending only one copy to each of those addresses shared by two or more accounts (excluding certain employer-sponsored retirement plans). Call us at 1-800-447-0740 to request individual copies of these documents. We will begin sending you individual copies thirty days after receiving your request.

You can obtain more information about the Trust’s investments and performance in its annual and semiannual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You may wish to read the SAI for more information about the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust’s semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

800-447-0740

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, www.statefarm.com/AssocSumProspectus/aProspectus.asp. You can also get this information at no cost by sending an email request to mutualfunds@statefarm.com. Text-only versions of all Trust documents can be viewed online or downloaded from the Securities and Exchange Commission at “http://www.sec.gov”. You can also obtain copies by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the Securities and Exchange Commission’s Public Reference Section, Washington, DC 20549-1520 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.

State Farm Associates’ Funds Trust 811-1519

P.O. Box 219548
Kansas City, MO 64121-9548
FORWARDING SERVICE REQUESTED

Presorted Standard
U.S. Postage Paid
Lancaster, PA
Permit No. 1275

190-4063.13-CH

STATE FARM ASSOCIATES’ FUNDS TRUST

STATE FARM GROWTH FUND (STFGX)

STATE FARM BALANCED FUND (STFBX)

STATE FARM INTERIM FUND (STITX)

STATE FARM MUNICIPAL BOND FUND (STBDX)

THREE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61791-0001

(800) 447-0740

STATEMENT OF ADDITIONAL INFORMATION—April 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus of State Farm Associates’ Funds Trust dated April 1, 2010. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Trust at the address or telephone numbers shown above. The audited financial statements for the Trust for the period ended November 30, 2009 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. You may obtain a copy of the annual report, without charge, by calling the toll-free number listed above.

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DEFINITIONS

“Trust”	State Farm Associates’ Funds Trust
“Fund” or collectively, the “Funds”	State Farm Growth Fund, State Farm Balanced Fund
State Farm Interim Fund, State Farm Municipal Bond Fund
“Growth Fund”	State Farm Growth Fund
“Balanced Fund”	State Farm Balanced Fund
“Interim Fund”	State Farm Interim Fund
“Municipal Bond Fund”	State Farm Municipal Bond Fund
“Manager”	State Farm Investment Management Corp.
“1940 Act”	Investment Company Act of 1940, as amended
“Management Corp.”	State Farm VP Management Corp.
“Auto Company”	State Farm Mutual Automobile Insurance Company

INFORMATION ABOUT THE TRUST AND THE FUNDS

The Trust is a Delaware statutory trust organized on January 5, 2001 as successor to State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc., each of which became a series of the Trust. The Trust is an open-end, management investment company consisting of four separate funds, each with its own investment objective, investment policies, restrictions and risks. The Trust issues a separate series of shares of beneficial interest for each Fund, representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund is “diversified” as that term is defined in the 1940 Act.

INVESTMENT TECHNIQUES AND RISKS

Equity Securities

Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

Foreign Securities

The Growth Fund and Balanced Fund may invest up to 20% of their assets in foreign securities not publicly traded in the United States, including foreign securities issued by companies located in emerging market countries. The Funds’ investments in foreign securities may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

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With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although both the Growth Fund and the Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Foreign securities issued by companies located in emerging market countries may present heightened foreign investing risks compared to investing in foreign securities issued by companies in more developed foreign markets. Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

Debt Securities

In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Growth Fund may invest in fixed income investments such as United States government obligations and investment grade bonds. Balanced Fund primarily invests in fixed income securities that are “investment grade”—that is, within the four highest grades assigned by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (S&P), or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody’s or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody’s or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See “Description of Bond Ratings.”

Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer’s capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

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U.S. Government Securities

Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Convertible Securities

Convertible securities include any corporate debt security that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Manager’s other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers that are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. Below investment grade convertible securities are subject to a higher degree of credit risk than are investment grade convertible securities. As a result, the Manager’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

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Municipal Bonds

Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to seventeen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund’s investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund’s portfolio.

Municipal securities are issued by state and local governments and their authorities, with the coupon interest on most issues being exempt from federal income taxes. The two basic security structures are tax-backed bonds and revenue bonds. Tax-backed debt is secured by an issuer’s general taxing power and is often referred to as a general obligation bond. Revenue bonds are used to finance specific projects and are dependent on the revenues from those projects to satisfy the debt obligation. These bonds are referred to as municipal revenue bonds. The Municipal Bond Fund may purchase and/or hold municipal revenue bonds.

Municipal Bond Fund may also purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time to time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt, by issuing new bonds (“refunding bonds”). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt (“refunded bonds”) of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account is adequately funded. A municipal bond issuer’s ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

Assets not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers’ acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund’s assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

Defensive Investments

Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

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Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although a repurchase agreement can carry certain risks not associated with direct investments in securities, a Fund will enter into a repurchase agreement only with banks and dealers the Manager believes present minimum credit risks. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager’s prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

When-issued and Delayed Delivery Securities; Reverse Repurchase Agreements

A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase a Fund’s net asset value (“NAV”) fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

Portfolio Turnover

None of the Funds intend to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of the Fund’s portfolio were replaced in a period of one year.

Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

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In periods of relatively stable interest rate levels, the Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund’s portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund’s investment objective.

Historical portfolio turnover rate information is set forth in the Funds’ prospectus in the Financial Highlights table.

Diversification and Concentration

As diversified investment companies, it is the policy of each Fund to diversify its investments among both issuers and industries. Accordingly, no Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Further, no Fund will invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Funds’ prospectus. The investment objective of each Fund may be changed by the Trustees without the approval of the shareholders of the Fund. However, each Fund is also subject to certain restrictions upon its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

Growth Fund And Balanced Fund only:

(1) The Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(3) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

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(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

The preceding investment restrictions have been adopted by the Growth Fund and Balanced Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund’s shares. A majority of the shares, as used in this SAI, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Growth Fund and Balanced Fund have also adopted the following investment restrictions which, while there is no present intention to do so, may be changed without approval of a majority of the shareowners. Under these restrictions each Fund may not:

(a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

(c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value); or

(d) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund’s net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

Interim Fund and Municipal Bond Fund only:

(1) The Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(3) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

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(5) The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

[For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

For purposes of restriction number 7 above, Interim Fund and Municipal Bond Fund may invest 25% or more of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker’s acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest 25% or more of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

The Interim Fund and Municipal Bond Fund have also adopted the following investment restriction which, while there is no present intention to do so, may be changed without approval of the shareowners. Under this restriction each Fund may not:

(a) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

(b) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund’s net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund’s shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board of Trustees is updated as needed regarding the Trust’s compliance with these policies

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and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of the Manager, Management Corp. and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available in certain situations described below sooner than when such information is publicly available in filings with the Securities and Exchange Commission (the “SEC”).

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, the Manager or other party
K&L Gates LLP, legal counsel to the Trust and its independent trustees	To enable K&L Gates LLP to provide legal advice to the Trust and its independent trustees	None

Ernst & Young LLP, the Trust’s independent registered public accountant	To enable Ernst & Young LLP to provide auditing services to the Trust	None

RR Donnelley, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with RR Donnelley, but the Trust does not have written confidentiality agreements with Ernst & Young LLP or K&L Gates LLP. While the Trust does not have separate confidentiality agreements with these two service providers, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with these entities. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to the firm, thereby making release of such information very unlikely. The Trust also expects that these service providers will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

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PROXY VOTING POLICIES

The Trust has adopted the Manager’s Proxy Voting Policies and Procedures as the Proxy Voting Policies and Procedures for the Trust in accordance with applicable rules under the 1940 Act.

The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with Manager’s fiduciary duties and in accordance with applicable rules under the Investment Adviser Act of 1940. The Manager’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

The Manager’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

The Manager’s proxy voting policies and procedures are available to shareowners upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-447-4930 and on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings “How to Buy Fund Shares” and “How to Redeem Fund Shares.” Determination of net asset value is set forth in the prospectus under the heading “How to Buy Fund Shares—Share Price.”

Share purchase and redemption orders will be priced at a Fund’s NAV next computed after the purchase or redemption instructions are received in good order by the Fund’s transfer agent. The NAV of each of the Funds is

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determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”), (currently at 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares of the funds will not be priced on days when the NYSE is closed. The NAV per share of each Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable, or (d) the SEC has by order permitted such suspension for the protection of shareowners of the Fund.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the NASDAQ (National Association of Securities Dealers Automated Quotations) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales prices as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a “Service”). A Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Board of Trustees as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted at current exchange rates to their U.S. Dollar equivalent in order to determine their current value. Because foreign securities (other than American Depository Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the NAV of Funds investing in foreign securities generally includes values of foreign securities that were effectively determined several hours or more before the time NAV is calculated. In addition, trading in the foreign securities of a Fund’s portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund’s foreign securities may not occur at times and on days when the NYSE is open.

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The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the Board of Trustees of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing NAV.

Securities for which market quotations described above are not available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes will reflect the current and true price of the security.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has entered into an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

Since its inception in 1967, the Manager’s sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager was the Distributor for the Funds from 1967-2000. In March of 2001, Management Corp. was appointed as the Distributor of the Trust. The Manager is wholly-owned by Auto Company, which is an Illinois mutual insurance company. The Manager owns all of the common stock issued by Management Corp. The Manager, Management Corp., and Auto Company are located in Bloomington, IL.

PORTFOLIO MANAGERS

The information provided below is as of November 30, 2009, the Funds’ most recently completed fiscal year.

Other Accounts Managed

Paul Eckley, a portfolio manager for the Growth and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Eckley include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 6 accounts, $43.8 billion in assets

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John Concklin, a portfolio manager for the Growth and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Concklin include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 6 accounts, $43.8 billion in assets

Donald Heltner, a portfolio manager for the Balanced, Interim and Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Heltner include the following:

•	Other Registered Investment Companies: 7 accounts, $1.1 billion in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 23 accounts, $119 billion in assets

Duncan Funk, a portfolio manager for the Growth, Balanced, and Interim Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Funk include the following:

•	Other Registered Investment Companies: 6 accounts, $932.1 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 21 accounts, $73.6 billion in assets

Robert Reardon, a portfolio manager for the Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon include the following:

•	Other Registered Investment Companies: 1 account, $189 million in assets

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 17 accounts, $43.3 billion in assets

No advisory fee is paid based on performance for any of the accounts listed above. The Funds believe that there are no material conflicts of interest that may arise in connection with the portfolio managers’ management of the Fund’s portfolio and the portfolios of the other accounts listed above for which each individual serves as portfolio manager.

Compensation

Portfolio manager compensation is based upon the overall job performance in managing the investment accounts for State Farm Mutual Automobile Insurance Company and its affiliates, as well as the Funds. A portfolio manager’s compensation package is comprised of base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary.

Incentive compensation is discretionary and is determined annually by reference to several objective factors, as well as investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager’s performance in comparison to those factors is considered by members of State Farm Mutual Automobile Insurance Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely on industry benchmarks or standards.

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Incentive compensation for fixed income portfolio managers is determined by a combination of the 1) individual manager’s portfolio management results and 2) portfolio management results of the other fixed income portfolio managers. For example, Mr. Funk’s incentive compensation is based, in part, upon his portfolio management results and, in part, upon Mr. Reardon’s portfolio management results. Like equities, fixed income portfolio management incentive compensation is determined annually by reference to various objective factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include purchase spread or purchase yield; long term returns; maintenance of credit quality and structure; and departmental oversight. These factors are evaluated using specific benchmarks, standards and formulas to determine incentive compensation. The benchmarks and standards used to determine incentive compensation vary according to the specific responsibilities of the portfolio manager.

The benchmarks and standards used to evaluate the objective factors as they relate to taxable fixed income securities include the Five-year Barclays Capital Custom Aggregate Index; Five-year Barclays Capital Aggregate Index Billion Dollar Fund Universe; Five-year Lipper Short Intermediate Investment Grade Debt Funds; Five-year Lipper Intermediate Investment Grade Debt Funds; Five-year Lipper Short U.S. Treasury Funds; and broker supplied, Moody’s and Standard and Poor’s rating/maturity/yield matrix. The benchmarks and standards used to evaluate the objective factors as they relate to tax advantaged fixed income securities include a Five-year Custom Barclays Capital Municipal Bond Index; Five-year Lipper General Municipal Debt Funds; Five-year Lipper Intermediate Municipal Debt Funds; Five-year Royal Bank of Canada Custom Canadian Bond Index; and Municipal Market Data Municipal Bond Yield Scales.

The formula used to determine the investment return performance involves a five-year moving average of returns, except for money market funds, which is one year. A longer time period is preferred to reward long-term performance rather than rewarding (or punishing) short-term fluctuation.

In addition to the compensation described above, both equity and fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of State Farm as an enterprise. The payments under the plan are a function of the 1) organizational performance of State Farm Mutual Automobile Insurance Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under the State Farm qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

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Ownership of Securities

The portfolio managers’ ownership of Fund securities is as follows:

Paul Eckley	$ 50,001 —$100,000
John Concklin	$ 50,001 —$100,000
Donald Heltner	$100,001 —$500,000
Duncan Funk	$ 10,001 —$ 50,000
Robert Reardon	$100,001 —$500,000

This information is current as of November 30, 2009, the end of the Funds’ most recent fiscal year.

MANAGEMENT SERVICES AGREEMENT

Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund’s investment adviser; (2) manages each Fund’s investments; (3) administers each Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

The agreement requires the Trust to pay: (1) the fees and expenses of the Trust’s independent registered public accountants, legal counsel, custodian, transfer agent, registrar, dividend disbursing agent and Independent Trustees; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid monthly) at the annual rates shown below:

Growth Fund and Balanced Fund:

Average Daily Net Assets	RATE OF FEE
First $100 million	0.20%
$100 million to $200 million	0.15%
In excess of $200 million	0.10%

Interim Fund and Municipal Bond Fund:

Average Daily Net Assets	RATE OF FEE
First $50 million	0.20%
$50 million to $100 million	0.15%
In excess of $100 million	0.10%

The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund’s total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

For the fiscal years ended November 30, 2009, 2008 and 2007 the Manager earned $2,708,203, $3,533,723, and $3,794,269, respectively, for its services as investment adviser to the Growth Fund. For its services to the Balanced Fund, the Manager earned $1,222,840, $1,405,753, and $1,434,280, respectively; for its services to the Interim Fund, the Manager earned $421,653, $334,684, and $267,288, respectively; and for its services to the

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Municipal Bond Fund, the Manager earned $591,065, $554,026, and $529,006, respectively. Neither the Manager nor any affiliated company receives any brokerage commissions from any Fund as such business is transacted with non-affiliated broker-dealers.

Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies or funds. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies or funds at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies or funds are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in accordance with trade allocation procedures adopted by the Manager. In some cases these procedures may affect the price or amount of the securities as far as each party is concerned.

The obligation of performance under the management agreement between the Manager and the Trust is solely that of the Manager, for which the Auto Company assumes no responsibility.

SERVICE AGREEMENTS

Under the Service Agreements, the Auto Company makes available to the Manager and Management Corp. the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager and Management Corp. to perform their obligations to the Trust. The Manager and Management Corp. reimburse the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreements. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

DISTRIBUTION AGREEMENT

Pursuant to a Distribution Agreement between the Trust and Management Corp., Management Corp.: (1) is the distributor of the Funds’ shares; (2) acts as agent of the Trust in the continuous sale of its shares; (3) prepares and distributes literature relating to the Trust and its investment performance; (4) distributes and pays for the printing of the Trust’s Prospectus provided to prospective shareowners; and (5) circulates advertising and public relations materials. These services are performed by Management Corp. at no charge to the Trust.

TRANSFER AGENT AGREEMENT

The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Trust’s transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. These services are performed by the Manager at no charge to the Trust.

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PORTFOLIO TRANSACTIONS

Each Fund’s portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer’s skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund’s transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer’s knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager believes that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer’s financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund’s portfolio transactions, and may cause that Fund to pay broker commissions that are higher than those obtainable from other brokers. Research services provided by brokers through which a Fund effects securities transactions may be used by the Manager in servicing all of its accounts, and not all of these research services may be used by the Manager in connection with the Fund that effected the securities transaction through the broker. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

The Manager also uses electronic communication networks (ECNs) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.

The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager’s costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds’ transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

During the fiscal years ended November 30, 2009, 2008 and 2007, brokerage commissions paid by the Growth Fund totaled $139,475, $155,493 and $200,975, respectively, and for the Balanced Fund, brokerage commissions totaled $8,871, $35,599 and $45,192, respectively, in each case a portion of the commissions paid were to brokers that provided research and other information to the Funds. During those same periods, neither the Interim Fund nor Municipal Bond Fund paid any brokerage commissions.

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ADDITIONAL TAX CONSIDERATIONS

The Trust intends for each Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98% of its capital gain net income for the one year period ending November 30. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

A portion of each of the Growth Fund’s and Balanced Fund’s ordinary dividends may be eligible for the 70% corporate dividends received deduction. Furthermore, a portion of each of the Growth Fund’s and Balanced Fund’s ordinary dividends may constitute qualified dividends which, for individual investors who meet a minimum holding period, are taxed at long-term capital gain rates.

Because distributions reduce net asset value, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the net asset value of your shares was reduced below your cost. However, for federal income tax purposes your original cost, increased by any distributions reinvested in additional Fund shares, would continue as your tax basis. Any loss recognized on the disposition of Fund shares that have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent of the amount the shareowner received as a long-term capital gain distribution with respect to those Fund shares.

Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer’s ability to offset losses against income.

Under the Code, interest on indebtedness incurred or continued to purchase or carry Municipal Bond Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are “substantial users” (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund. Any loss recognized on the disposition of Municipal Bond Fund shares held by the shareowner for six months or less will be disallowed to the extent of the amount the shareowner received as an exempt interest dividend with respect to those Municipal Bond Fund shares.

Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations that are “private activity bonds” are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax, although from time to time it may invest excess cash in short-term investments that generate a de minimis amount of private activity bond interest.

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As of November 30, 2009, the following funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration year	Growth Fund	Balanced Fund	Interim Fund
2010	$—	$—	$399,032
2012	—	—	234,320
2013	—	—	375,020
2014	—	—	61,482
2015	—	—	89,458
2016	57,736,115	—	—
2017	14,963,272	1,734,814	—

Total:	$72,699,387	$1,734,814	$1,159,312

The Interim Fund had a capital loss carryover of $1,179,218 that expired in 2009 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

The Trust has a Board of Trustees, the members of which were elected by the shareowners. The Trustees are responsible for the overall management of the Trust and their duties include reviewing the results of each of the Funds, monitoring investment activities and techniques, and receiving and acting upon future plans for the Trust.

The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

There are two standing committees of the Board of Trustees—the Executive Committee and the Committee of Independent Trustees. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). Mr. Shirk is not an “interested person” of the Trust (as such term is defined in the 1940 Act) (“Independent Trustee”). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During calendar year 2009, the Executive Committee did not meet.

The Committee of Independent Trustees includes as its members each Trustee of the Trust who is an Independent Trustee. The Committee of Independent Trustees operates pursuant to a separate charter and is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accountants on behalf of the full Board of Trustees. Moreover, the Committee of Independent Trustees is responsible for overseeing the effective functioning of the Board of Trustees, nominating candidates for election as Independent Trustees, reviewing the investment management and distribution arrangements of the Trust and making recommendations to the full Board of Trustees regarding entering into or the continuation of such agreements. The Committee of Independent Trustees also considers Independent Trustee candidates recommended by shareholders. A shareholder may nominate a candidate for election to the Trust’s Board of Trustees by submitting a written recommendation, bearing the shareholder’s original signature. The recommendation must be submitted to the Committee of Independent Trustees in care of the Secretary of the Trust, at the following address: Three State Farm Plaza, Bloomington, IL 61791-0001.

The shareholder recommendation must include: (i) the class or series and number of all shares of each series of the Trust owned beneficially or of record by the nominating shareholder at the time the recommendation is

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submitted and the account number(s) in which such shares are held; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” of the Trust, an investment adviser to the Trust or an interested person of the Trust’s distributor. If the candidate is believed not to be an “interested person,” the shareholder should include information regarding the candidate that will be sufficient for the Trust to make that determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

The Committee of Independent Trustees may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information provided in the written recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee of the Trust. If the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

During calendar year 2009, the Committee of Independent Trustees held 5 meetings.

TRUSTEES AND OFFICERS

The Trustees and officers of the Funds, their ages at December 31, 2009, their principal occupations for the last five years and their affiliations, if any, with the Manager and Management Corp., are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for Officers.

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW—University of St. Thomas School of Law; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT—Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

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Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR—Texas Christian University; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007)—Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); PRESIDENT (1/2000-1/2007)—Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007)—Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN—Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE (since 7/2005)—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE— MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005)—Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE (since 12/2006)—State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

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II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR—State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR—State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR—McGraw-Hill Corporation (publishing company); DIRECTOR—Caterpillar, Inc.; DIRECTOR—Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER, TREASURER (7/2001-6/2009) and SENIOR VICE PRESIDENT (9/2002-1/2005)—State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER—State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR—Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

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III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 55	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT—INVESTMENTS—State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006)—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER—State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR—State Farm VP Management Corp.; SENIOR VICE PRESIDENT and DIRECTOR (since 2007)—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT—COMMON STOCKS—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 43	Vice President	Began service in 2008 and serves until removed.	VICE PRESIDENT—SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT—CONTINUOUS RENEWAL GROUP (10/2005-5/2008), VICE PRESIDENT—AGENCY (1/2004-10/2005)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008)—State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in March 2009 and serves until removed.	ASSISTANT VICE PRESIDENT—SECURITIES PRODUCTS (since 1/2009); ASSISTANT VICE PRESIDENT—AUDITING (9/2006-1/2009); DIRECTOR—AUDITING (9/2005-9/2006); DIRECTOR—AGENCY (9/2004-9/2005)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—FINANCIAL AND SECRETARY (since 3/2009)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 3/2009)—State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 50	Chief Compliance Officer and Assistant Secretary—Treasurer	Began service as Assistant Secretary—Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006)—State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR—SECURITIES PRODUCTS—State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY—TREASURER—State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY TREASURER—State Farm Investment Management Corp.; ASSISTANT SECRETARY—TREASURER—State Farm VP Management Corp.

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As of March 8, 2010, the Trustees and officers as a group owned 3.18% of the Municipal Bond Fund’s outstanding shares and owned less than 1% of the other Funds’ outstanding shares.

Trustees and officers who are interested persons do not receive any compensation from any Fund for their services to the Fund.

Trustees who are not interested persons of the Trust receive compensation from the Trust. Under the compensation system in effect as of October 1, 2007, each Trustee who is not an interested person is paid a monthly retainer of $3,333, a fee of $5,000 per regular board meeting attended, a fee of $2,000 for each special board meeting or committee meeting attended, and a fee of $500 for each special board meeting or committee meeting attended via conference call. Compensation under this compensation system is paid by the mutual funds within the State Farm family of mutual funds pro-rata based on net assets of the funds as of the most recently completed calendar quarter. The Chairman of the Committee of Independent Trustees of the Board is paid an additional annual fee of $13,500. Compensation shown in the following table was paid during the Trust’s fiscal year ended November 30, 2009.

Name of Trustee(1)	Total Compensation for the Associates’ Funds Trust	Total Compensation From all Funds and Fund Complex*
Interested Trustees
Edward B. Rust, Jr.	$0	$0
Michael L. Tipsord	$0	0
Independent Trustees
Thomas M. Mengler	$31,139	$69,833
James A. Shirk	$31,139	$69,833
Donald A. Altorfer	$31,139	$69,833
Victor J. Boschini	$30,916	$69,333
David L. Vance	$37,158	$83,333
Alan Latshaw	$28,463	$63,833
Anita M. Nagler	$31,139	$69,833

*	Includes compensation paid by State Farm Variable Product Trust and State Farm Mutual Fund Trust.

(1)	Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits.

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The following table reflects dollar ranges of each Trustee’s ownership of equity securities of each Fund, and dollar ranges of each Trustee’s ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2009.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	$10,001—$50,000	$10,001—$50,000	None	$10,001—$50,000	$50,001—$100,000
James A. Shirk	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Victor J. Boschini	$50,001—$100,000	None	None	$50,001—$100,000	Over $100,000
David L. Vance	Over $100,000	None	None	None	Over $100,000
Donald A. Altorfer	None	None	None	$10,001—$50,000	$10,001—$50,000
Alan Latshaw	$10,001—$50,000	None	None	$10,001—$50,000	$10,001—$50,000
Anita M. Nagler	Over $100,000	None	None	None	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edward B. Rust, Jr.	Over $100,000	None	$10,001—$50,000	Over $100,000	Over $100,000
Michael L. Tipsord	Over $100,000	None	None	Over $100,000	Over $100,000

Additional Information Regarding Independent Trustees of the Trust

Auto Company owns and has owned all of the common stock issued by the Manager and the Manager owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During the period January 1, 2008, to December 31, 2009 (“calendar years 2008 and 2009”), both Mr. James A. Shirk and Mr. Donald A. Altorfer, Independent Trustees of the Trust, had indirect relationships with Auto Company in amounts that exceeded $120,000. Their indirect relationships with Auto Company during that time period also can be characterized as indirect interests in transactions or series of similar transactions with Auto Company, the value of which exceeded $120,000.

Mr. Shirk’s indirect relationship or interest with Auto Company was as follows: During calendar years 2008 and 2009, Mr. Shirk was the managing partner and owned 60% of Sunrise Company, LLC. Moreover, during that same time period, Mr. Shirk was the managing director and owned 52% of Beer Nuts, Inc. Sunrise Company, LLC and Beer Nuts, Inc. leased warehouse space to Auto Company during calendar years 2008 and 2009. Auto Company paid Sunrise Company, LLC rent in the amount of $93,850 in 2008 and $95,867 in 2009, while Auto Company paid Beer Nuts, Inc. rent in the amount of $92,400 in 2008 and $94,350 in 2009.

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Mr. Altorfer’s indirect relationship or interest with Auto Company was as follows: During calendar years 2008 and 2009, Mr. Altorfer was the Chairman of Altorfer, Inc. Auto Company paid Altorfer, Inc. $33,379 in 2008 and $157,324 in 2009 for generator maintenance and repair services. Altorfer, Inc. performed generator and maintenance repair services for Auto Company during calendar years 2008 and 2009 at Altorfer, Inc.’s regular service rates.

Except for the disclosure concerning Mr. James A. Shirk and Mr. Donald A. Altorfer in the preceding paragraphs, during calendar years 2008 and 2009 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000; or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

GENERAL INFORMATION

Ownership of Shares

As of February 27, 2010, State Farm Bank, as Custodian for IRA plans, owned of record in the aggregate the following number of shares of the Funds. The Manager is not the beneficial owner of any of these shares.

Fund	Shares Owned	Percentage of Fund Shares Outstanding
Growth Fund	$18,667,046	30.76%
Balanced Fund	$10,075,232	42.95%
Interim Fund	$18,786,672	55.87%

Custody of Assets

The securities and cash of the Funds are held by JPMorgan Chase Bank (“Chase”), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Trustees.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm is Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits the Trust’s annual financial statements, reviews certain regulatory reports and the Trust’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

Code of Ethics

The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations

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involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Boards of the Manager, Management Corp., and the Trust have each adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and trustees. The Boards believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.

Shares

The Trust was organized as a statutory trust pursuant to the laws of the State of Delaware on January 5, 2001. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently four series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Voting Rights

Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

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The following is a description of the characteristics of ratings used by Moody’s and S&P.

RATINGS BY MOODY’S

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

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Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

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Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

•	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

•	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended November 30, 2009, are incorporated herein by reference from the Trust’s annual report to shareholders.

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STATE FARM ASSOCIATES’ FUNDS TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 28. EXHIBITS

(a)	Declaration of Trust (exhibit (a) to post-effective amendment No. 44) (1).

(b)	Bylaws (exhibit (b) to post-effective amendment No. 44) (1).

(c)	N/A

(d)	Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp. (exhibit (d) to post-effective amendment No. 55) (2).

(e)	Distribution Agreement between Registrant and State Farm VP Management Corp. (exhibit (e) to post-effective amendment No. 45) (3).

(f)	N/A

(g)(1)	Custodial Agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(1) to post-effective amendment No. 45) (3).

(g)(2)	Global custody rider to custody agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(2) to post-effective amendment No. 45) (3).

(g)(3)	Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp. (exhibit (g)(3) to post-effective amendment No. 45) (3).

(h)(1)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company (exhibit (h)(1) to post-effective amendment No. 45) (3).

(h)(2)	Service Agreement among Registrant, State Farm VP Management Corp. and State Farm Mutual Automobile Insurance Company (exhibit (h)(2) to post-effective amendment No. 45) (3).

(h)(3)	Transfer Agency and Service Agreement (exhibit (h)(3) to post-effective amendment No. 51) (4).

(i)	Consent of Greenberg Traurig LLP.

(j)	Consent of Ernst & Young LLP.

(k)	N/A

(l)	N/A

(m)	N/A

(n)	N/A

(p)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust

(1)	Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement filed on January 30, 2001.
(2)	Incorporated by reference to the exhibit filed with post-effective amendment no. 55 to the Registration Statement filed on March 31, 2009.
(3)	Incorporated by reference to the exhibit filed with post-effective amendment no. 45 to the Registration Statement filed on March 29, 2001.
(4)	Incorporated by reference to the exhibit filed with post-effective no. 51 to the Registration Statement filed on March 23, 2005.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 30. INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated January 5, 2001 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by registrant or its trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Trustees and Officers” and “Investment Advisory Agreements” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds and other advisory clients, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp. have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Edward B. Rust, Jr., Director and President*

Michael L. Tipsord, Director, Senior Vice President, Treasurer, and Director*

Jim Rutrough, Director and Senior Vice President. Vice Chairman and Chief Administrative Officer - State Farm Mutual Automobile Insurance Company.

Kurt T. Oleson, Vice President - Financial and Secretary*

Susan D. Waring, Vice President and Director*

John S. Concklin, Vice President*

Colleen Van Dyke, Vice President *

Donald E. Heltner, Vice President*

David Grizzle, Chief Compliance Officer and Assistant Secretary - Treasurer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to (i) variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company, (ii) State Farm Variable Product Trust, and (iii) State Farm Mutual Fund Trust. The following table contains information concerning each director and officer of State Farm VP Management Corp. (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices With Underwriter	Positions and Offices With Registrant
Edward B. Rust, Jr.	Director and President	Trustee and President

Michael L. Tipsord	Director, Senior Vice President and Treasurer (since 12/2002)	Trustee, Senior Vice President and Treasurer (since 12/2002)

Mike Davidson	Director and Senior Vice President	None

Susan D. Waring	Senior Vice President and Director	Vice President

Kurt T. Oleson	Vice President-Financial and Secretary	Vice President and Secretary

Colleen Van Dyke	Vice President	Vice President

Michael Matlock	Vice President and Chief Compliance Officer	None

Jim Rutrough	Senior Vice President and Director	None

David R. Grizzle	Assistant Secretary-Treasurer	Chief Compliance Officer and Assistant Secretary-Treasurer

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation

State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

ITEM 34. MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 35. UNDERTAKINGS

The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund is delivered a copy of the Registrant’s latest annual report to shareholders.

The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Associates’ Funds Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 30th day of March 2010.

STATE FARM ASSOCIATES’ FUNDS TRUST

By:	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
Trustee and President

Pursuant to the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward B. Rust, Jr.	Trustee and President	March 30, 2010

*Michael L. Tipsord	Trustee, Senior Vice President and Treasurer	March 30, 2010

*Thomas M. Mengler	Trustee	March 30, 2010

*James A. Shirk	Trustee	March 30, 2010

*Donald A. Altorfer	Trustee	March 30, 2010

*Victor J. Boschini	Trustee	March 30, 2010

*David L. Vance	Trustee	March 30, 2010

*Alan R. Latshaw	Trustee	March 30, 2010

*Anita M. Nagler	Trustee	March 30, 2010

By:	/s/ David Moore
David Moore
Attorney-In-Fact
March 30, 2010

*Powers of attorney authorizing David Moore, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and copies are incorporated by reference from post-effective amendment No. 55 filed on March 31, 2009.

EXHIBIT INDEX

(i)	Consent of Greenberg Traurig LLP

(j)	Consent of Ernst & Young LLP

(p)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust.